EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CAT9 Group Inc. (the Registrant) on Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Wenfa “Simon” Sun, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Wenfa “Simon” Sun and will be retained by CAT9 Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 29, 2018

By: /s/ WENFA ‘SIMON’ SUN

Wenfa “Simon” Sun

President, Chief Executive Officer, Chairman

(Principal Executive Officer)

EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CAT9 Group Inc. (the Registrant) on Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, MeiHong “Sanya” Qian, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to MeiHong “Sanya” Qian, and will be retained by CAT9 Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 29, 2018

By: /s/ MEIHONG ‘SANYA’ QIAN

MeiHong “Sanya” Qian, Chief Financial Officer

(Principal Financial Officer)